EXHIBIT 25.1


          SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.

                         20549

                      __________

                       FORM T-1

          Statement of Eligibility Under the
                   Trust Indenture Act of
                   1939 of a Corporation
                   Designated to Act as
                   Trustee

         U.S. BANK TRUST NATIONAL ASSOCIATION
 (Exact name of Trustee as specified in its charter)

       United States                  41-0257700
(State of Incorporation)              (I.R.S.Employer Identification No.)

                U.S. Bank Trust Center
                 180 East Fifth Street
              St. Paul, Minnesota  55101
             (Address of Principal Executive
                   Offices)(Zip Code)



                      PENTAIR, INC.
   (Exact name of Registrant as specified in its charter)


      Minnesota                        41-0907434
 (State of Incorporation)              (I.R.S.Employer Identification No.)

                     Pentair, Inc,
               1500 County Road B2 West, Suite 400
                St. Paul, MN  55113-3105
               (Address of Principal Executive
                   Offices)(Zip Code)


                      Debt Securities
             (Title of the Indenture Securities)


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GENERAL

1. General Information   Furnish the
following information as to the Trustee.
 (a)Name and address of each examining or supervising authority to which it is subject.

   Comptroller of the Currency
   Washington, D.C.

 (b)Whether it is authorized to exercise corporate trust powers.

    Yes

2. AFFILIATIONS WITH OBLIGOR AND
   UNDERWRITERS   If  the obligor or any
   underwriter for the obligor is  an
   affiliate of the Trustee, describe each
   such affiliation.


    None

   See Note following Item 16.

   Items  3-15 are not applicable because
   to the best of the Trustee's knowledge
   the obligor is not in default under any
   Indenture for which the Trustee acts as Trustee.

16.  LIST OF EXHIBITS  List below all
exhibits filed as a part of this statement of eligibility and qualification.


   1. Copy of Articles of Association.*

  2. Copy of Certificate of Authority to Commence
   Business.*

   3. Authorization of the Trustee to
       exercise corporate trust powers
       (included in Exhibits 1 and 2; no
       separate instrument).*

   4. Copy of existing By-Laws.*

 5. Copy of each Indenture referred to in Item 4.
   N/A.

6. The consents of the Trustee required by Section
   321(b) of the act.

 7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-70709.

   *  Incorporated by reference to
   Registration  Number 22-27000.


                  NOTE

     The answers to this statement insofar
as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.
While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                 SIGNATURE

     Pursuant to the requirements of the
Trust Indenture Act of 1939, the Trustee,
U.S. Bank Trust National Association, an
Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 3rd day of June, 1999.

U.S. BANK TRUST NATIONAL ASSOCIATION
Richard H. Prokosch
Assistant Vice President

Harry H. Hall Jr.
Assistant Secretary

                   NOTE
     The answers to this statement insofar
as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.
While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                 SIGNATURE

     Pursuant to the requirements of the
Trust Indenture Act of 1939, the Trustee,
U.S. Bank Trust National Association, an
Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 3rd day of June, 1999.

U.S. BANK TRUST NATIONAL ASSOCIATION
/s/ Richard H. Prokosch
Richard H.  Prokosch
Assistant Vice President

/s/ Harry H. Hall Jr.
Harry H. Hall Jr.
Assistant Secretary


                 EXHIBIT 6

                  CONSENT

     In accordance with Section 321(b) of
the Trust Indenture Act of 1939, the
undersigned, U.S. BANK TRUST NATIONAL
ASSOCITION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  June 3, 1999

U.S. BANK TRUST NATIONAL ASSOCIATION

Richard H. Prokosch
Assistant Vice President


                 EXHIBIT 6

                  CONSENT

     In accordance with Section 321(b) of
the Trust Indenture Act of 1939, the
undersigned, U.S. BANK TRUST NATIONAL
ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  June 3, 1999

U.S. BANK TRUST NATIONAL ASSOCIATION

/s/ Richard H. Prokosch
Richard H. Prokosch
Assistant Vice President